UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2008

ENERGIZER HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141

(Address of Principal Executive Offices)                         (Zip Code)

(314) 985-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO BYLAWS

On November 3, 2008, the Board of Directors of the Company met and approved amendments to our Bylaws. A summary of the amendments follows:

Section	Topic	Summary of Amendments
Art.I, 3(a)	Notices of Annual and Special Meetings
The revised language expands upon the current provisions to provide more detail regarding notices to shareholders of annual or special meetings. It also clarifies that no notice need be given to any shareholder who has already waived it with respect to any adjourned meeting. Finally this amendment clarifies the authority of the Board with respect to the scheduling of the annual meeting by expressly allowing the Board to postpone a previously scheduled annual meeting with public notice.

Art.I, 3(b)	Forms of notice	The amendment clarifies the various methods by which shareholders may be provided notice, with a broad definition of “electronic transmission”
Art. I, 3(c)	When is Notice Deemed Sent	The amendment clarifies when notice will be deemed to be provided to a shareholder under the various methods of delivery.
Art.I, 4(a)	Voting	The amendment clarifies that all holders of common stock have the right to vote.
Art.I, 5(a)	Conduct of Shareholder Meetings
The amendment confirms the authority of the Board and chairman of the meeting with respect to the conduct of shareholder meetings by expressly allowing the Board and chairman to prescribe rules, regulations and procedures for the proper conduct of meetings, and clarifies that meetings need not follow parliamentary procedure.

Art. I, 5(b)	Conduct of Shareholder Meetings	The amendment requires a shareholder making a shareholder proposal to attend the shareholder meeting and present such proposal in person.
Art. I, 6(a)	Business at the Annual Meeting – Advance Notice of Shareholder Proposals
The amendment provides that only such business shall be conducted as shall have been brought before the meeting pursuant to the Company’s notice of the meeting at the direction of the Board, or by any shareholder who has complied with the bylaw requirements.

Art. I, 6(b)	Business at Special Meetings	The amendment clarifies that business transacted at all special meetings shall be confined to the objects stated in the notice of the meeting.
Art. I, 6(c)	Advance Notice Requirement
The amendment clarifies that shareholder proposals must be in writing provided 90 to 120 days before the meeting, and must constitute a proper subject for shareholder action. It also clarifies that in no event will any adjournment or postponement extend the time period set forth in the section.

Art. I, 6(d)	Proper Business at Meetings
The amendment clarifies that no business may be conducted at annual meetings other than in accordance with the procedures in Section 6, and gives the chairman of the meeting the authority to determine whether proposed business is properly brought before the meeting. It also clarifies that every shareholder making a proposal must comply with the Exchange Act, and provides that Section 6 shall not be deemed to affect any rights of shareholders to request inclusion of proposals in the proxy statement. It also clarifies that Section 6 governs what constitutes timely notice for purposes of Rule 14a-4(c).

Art. I, 6(e)	Required Shareholder Information
The amendment expands the disclosure requirements for shareholders making proposals with respect to “Disclosable Interests” in the Company, defined as (a) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or settlement payment at a price related to, or the value of which is derived in whole or in part from, any class of shares of the Company, which is directly or indirectly beneficially owned; and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of the Company; (b) any proxy, contract, arrangement, understanding, or relationship conveying a right to vote any shares of the Company; (c) any short interest in any security of the Company; (d) any right to dividends on the shares of the Company owned beneficially that are separated or separable from the underlying shares of the Company; (e) any proportionate interest in shares of the Company or any derivative instruments held, directly or indirectly, by a general or limited partnership in which the shareholder and/or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (f) the right to any performance-related fee (other than an asset-based fee) based on any increase or decrease in the value of shares of the Company or any derivative instrument. It also requires a representation that the shareholder is in fact a shareholder of record, and requires disclosure with respect to every proposal made.

Art. II, 1(c)	Nominations of Directors – Advance Notice Requirements
This amendment clarifies that a shareholder must give advance notice of a nomination 90-120 days before the date of the annual meeting or special meeting. No postponement or adjournment changes those time periods.

Art. II, 1(d)	Required Information on Nominee.
The amendment expands the disclosure requirements for nominees, and requires disclosure of Disclosable Interests, compensatory arrangements between the shareholder and the individual they are nominating, and any other information required under Regulation 14A under the Exchange Act.

Art. II, 1(e)	Required Information on Shareholder Making Nomination
The amendment requires information regarding the shareholder making a nomination to the Board, including information regarding Disclosable Interests and any information required under Regulation 14A under the Exchange Act, as well as representations as to whether proxies will be solicited on behalf of the nominee.

Art. II, 1(f)	Nomination Requirement	The amendment requires a shareholder nominating a director to attend the shareholder meeting and present such nomination in person
Art. II, 1(h)	Directors’ Questionnaire Requirement
The amendment requires a nominee to provide a completed questionnaire with respect to the nominee’s background and qualifications, and an agreement not to become a party to certain voting commitments or compensation arrangements. A representation as to compliance with all corporate governance, conflict of interest and other policies of the Company is also required.

Art. IV, 3	Transfers of Stock	The amendments expands upon the requirements associated with the transfer of certificates and uncertificated shares.
Art. V, 4(b)	Notices; Waivers	The amendment reflects the fact that there are other notice provisions in the Bylaws and expand, upon the methods by which notice can be waived.

A copy of the amended Bylaws approved by the Board is attached as Exhibit 3(ii).

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 3, 2008, the Board of Directors of the Company met and approved the grant of an Indemnification Agreement to the Company’s chief executive officer, Ward M. Klein. The Agreement, which has been granted to all other directors of the Company, reinforces indemnification rights provided to all directors under the Company’s Articles of Incorporation and provides that the Company will indemnify the director to the fullest extent permitted by Missouri law, including any expenses (including attorneys’ fees), judgments, fines and settlement payments incurred in connection with actions, lawsuits or other proceedings brought against the director as a result of his service as a director or officer for the Company. Indemnification, however, will not be paid in the event the director is fully reimbursed by insurance coverage maintained by the Company, it is finally judicially determined that remuneration paid to the director was in violation of law, or that indemnification is unlawful, the action relates to short-swing profits under Section 16 of the Securities Exchange Act of 1934, as amended, or the director’s conduct is finally judicially determined to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The right to indemnification continues for as long as the director could be subjected to any potential claim regarding his services to the Company. The Agreement also provides that the Company may assume the defense of the director, at its expense, or, if there is a potential conflict between the interests of the Company and the director, the Company shall advance the expenses of the defense to the director and the director shall retain his own counsel. The director will reimburse the Company for any expenses advanced or paid in his defense if it is ultimately judicially determined that the director was not entitled to indemnification.

The form of the Indemnification Agreement granted to Mr. Klein is attached as Exhibit 10.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 4, 2008

EXHIBIT INDEX

Exhibit No.

3(ii)                              Amended Bylaws of Energizer Holdings, Inc., effective as of November 3, 2008
10                                Form of Indemnification Agreement between Energizer Holdings, Inc. and Ward M. Klein